Abacus FCF Leaders ETF
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Communications - 22.2%
Airbnb, Inc. - Class A (a)	117,197	$14,288,658
AppLovin Corp. - Class A (a)	57,159	15,393,490
Booking Holdings, Inc.	3,915	19,963,681
DoorDash, Inc. - Class A (a)	65,336	12,602,661
Expedia Group, Inc.	66,910	10,500,186
GoDaddy, Inc. - Class A (a)	69,788	13,143,174
Match Group, Inc.	135,270	4,012,108
Roblox Corp. - Class A (a)	157,316	10,548,038
Spotify Technology SA (a)(b)	31,105	19,097,848
Uber Technologies, Inc. (a)	130,738	10,591,086
VeriSign, Inc. (a)	54,065	15,252,818
		145,393,748

Consumer Discretionary - 3.4%
Hasbro, Inc.	25,289	1,565,389
Home Depot, Inc.	31,250	11,265,313
Lowe's Cos., Inc.	24,163	5,401,880
Pool Corp.	14,154	4,149,104
		22,381,686

Consumer Staples - 7.6%
Colgate-Palmolive Co.	162,567	14,987,052
Hims & Hers Health, Inc. (a)(b)	118,384	3,918,510
Kimberly-Clark Corp.	47,552	6,266,402
Philip Morris International, Inc.	130,285	22,325,638
Pilgrim's Pride Corp.	44,346	2,420,405
		49,918,007

Financials - 6.9%
Erie Indemnity Co. - Class A (b)	2,521	904,081
Fair Isaac Corp. (a)	8,759	17,427,607
Mastercard, Inc. - Class A	40,236	22,051,742
Moody's Corp.	10,604	4,804,885
		45,188,315

Health Care - 14.4%
AbbVie, Inc.	108,401	21,149,035
Amgen, Inc.	36,933	10,744,548
Bristol-Myers Squibb Co.	292,225	14,669,695
Gilead Sciences, Inc.	162,590	17,322,339
Johnson & Johnson	106,511	16,648,734
Lantheus Holdings, Inc. (a)(b)	27,768	2,897,313
Medpace Holdings, Inc. (a)(b)	16,500	5,088,435
Merck & Co., Inc.	70,424	6,000,125
		94,520,224

Industrials - 7.4%
Argan, Inc.	33,426	5,118,523
Automatic Data Processing, Inc.	37,521	11,278,813
Cintas Corp.	11,726	2,482,160
Comfort Systems USA, Inc.	19,087	7,588,037
H&R Block, Inc.	74,222	4,480,782
Rollins, Inc.	175,403	10,020,773
Watsco, Inc. (b)	16,228	7,462,284
		48,431,372

Technology - 37.5%(c)
Adobe, Inc. (a)	43,314	16,241,884
Apple, Inc.	159,699	33,936,037
Atlassian Corp. - Class A (a)	65,718	15,004,077
Autodesk, Inc. (a)	50,536	13,859,498
Box, Inc. - Class A (a)(b)	91,760	2,864,747
CommVault Systems, Inc. (a)	26,088	4,360,087
Crowdstrike Holdings, Inc. - Class A (a)	29,312	12,571,037
Dropbox, Inc. - Class A (a)	102,280	2,920,094
Duolingo, Inc. (a)	15,831	6,165,858
Fortinet, Inc. (a)	92,167	9,563,248
Gen Digital, Inc.	244,155	6,316,290
International Business Machines Corp.	49,676	12,012,650
Intuit, Inc.	19,368	12,152,839
KLA Corp.	5,526	3,883,065
Manhattan Associates, Inc. (a)	32,946	5,844,291
Motorola Solutions, Inc.	33,107	14,579,992
Nutanix, Inc. - Class A (a)	153,171	10,522,848
Palo Alto Networks, Inc. (a)	91,015	17,013,434
Pegasystems, Inc.	46,414	4,273,801
ServiceNow, Inc. (a)	15,668	14,963,097
Ubiquiti, Inc. (b)	32,816	10,712,783
Zscaler, Inc. (a)	73,955	16,726,402
		246,488,059
TOTAL COMMON STOCKS (Cost $597,469,007)		652,321,411

SHORT-TERM INVESTMENTS - 6.7%		Value
Investments Purchased with Proceeds from Securities Lending - 6.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.47% (d)	43,969,339	43,969,339
TOTAL SHORT-TERM INVESTMENTS (Cost $43,969,339)		43,969,339

TOTAL INVESTMENTS - 106.1% (Cost $641,438,346)		696,290,750
Money Market Deposit Account - 0.6% (e)		4,027,285
Liabilities in Excess of Other Assets - (6.7)%		(43,699,407)
TOTAL NET ASSETS - 100.0%		$656,618,628
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2025. The fair value of these securities was $44,076,163 which represented 6.7% of net assets.
(c)	Amount represents investments in a particular sector. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment.
(d)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.20%.

For fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Abacus FCF Leaders ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$652,321,411	$–	$–	$652,321,411
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	43,969,339
Total Investments	$652,321,411	$–	$–	$696,290,750

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $43,969,339 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.